UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST
2022-A

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001907872)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001439697)

Delaware	333-231740-06	90-0399122
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 5, 2022, World Omni Financial Corp. (“World Omni”) and World Omni Auto Leasing LLC (the “Depositor”) entered into an Underwriting Agreement with BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $819,800,000 aggregate principal balance of various classes of Asset-Backed Notes, Series 2022-A, to be issued by World Omni Automobile Lease Securitization Trust 2022-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of January 26, 2022, as will be amended and restated by the Trust Agreement, to be dated as of April 13, 2022, each by and between the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all of the Notes (as defined below) if any of the Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-231740). It is anticipated that the Notes will be issued on or about April 13, 2022 (the “Issuance Date”).

The Underwriting Agreement is filed as an exhibit hereto.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated April 5, 2022, setting forth a description of the collateral pool and the structure of $100,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $326,000,000 aggregate principal amount of the Class A-2 Asset-Backed Notes (the “Class A-2 Notes”), $266,000,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $91,500,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), and $36,300,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”) to be issued by the Trust. The Notes are being offered publicly for sale.

On the Issuance Date, the Depositor will enter into an amended and restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Trust. On the Issuance Date, World Omni LT (the “Titling Trust”), Auto Lease Finance LLC (the “Initial Beneficiary”), AL Holding Corp. (the “Closed-End Collateral Agent”) and U.S. Bank National Association (the “Closed-End Administrative Agent”) will enter into an Exchange Note Supplement, in substantially the form of which is filed as an exhibit hereto, pursuant to which an exchange note secured by a pool of leases and the related leased vehicles will be issued by the Titling Trust to the Initial Beneficiary. On the Closing Date, the Initial Beneficiary and the Depositor will enter into an Exchange Note Sale Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the exchange note will be sold from the Initial Beneficiary to the Depositor. On the Issuance Date, the Depositor and the Trust will enter into an Exchange Note Transfer Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the exchange note will be sold from the Depositor to the Trust. On the Issuance Date, World Omni Financial Corp., as servicer (the “Servicer”), the Titling Trust and the Closed-End Collateral Agent will enter into an Exchange Note Servicing Supplement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Servicer will agree to service the leases and related leased vehicles related to the exchange note. On the Issuance Date, the Trust will issue the Notes pursuant to an Indenture (the “Indenture”), to be dated as of the Issuance Date, between the Trust and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”), in substantially the form of which is filed as an exhibit hereto. On the Issuance Date, the Trust, the Indenture Trustee and World Omni, as administrator (the “Administrator”), will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Administrator agrees to perform certain duties and obligations of the Trust and the Owner Trustee under the transaction documents. On the Issuance Date, the Trust, the Servicer, the Administrator and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain leases for compliance with the representations and warranties made about such leases.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, attached hereto as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

INDEX OF EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 5, 2022, by and among World Omni Financial Corp., World Omni Auto Leasing LLC, and BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Indenture, to be dated as of April 13, 2022, by and between World Omni Automobile Lease Securitization Trust 2022-A, as issuing entity, and Wilmington Trust, National Association, as indenture trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of April 7, 2022, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of April 7, 2022, with respect to U.S. federal tax matters.

10.1	Exchange Note Sale Agreement, to be dated as of April 13, 2022, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

10.2	Exchange Note Transfer Agreement, to be dated as of April 13, 2022, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2022-A, as issuing entity and buyer.

10.3	2022-A Exchange Note Supplement to Collateral Agency Agreement, to be dated as of April 13, 2022, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

10.4	Exchange Note Servicing Supplement 2022-A to Closed-End Servicing Agreement, to be dated as of April 13, 2022, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

36.1	Depositor CEO Certification.

99.1	Trust Agreement, to be dated as of April 13, 2022, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

99.2	Administration Agreement, to be dated as of April 13, 2022, by and among World Omni Automobile Lease Securitization Trust 2022-A, as issuing entity, World Omni Financial Corp., as administrator, and Wilmington Trust, National Association, as indenture trustee.

99.3	Asset Representations Review Agreement, to be dated as of April 13, 2022, by and among World Omni Automobile Lease Securitization Trust 2022-A, as issuing entity, World Omni Financial Corp., as servicer and administrator, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Leasing LLC
(Depositor)

By:	/s/ Ronald J. Virtue
Name:	Ronald J. Virtue
Title:	Assistant Treasurer

Dated: April 7, 2022

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